UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2023

Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVGI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the virtual Annual Meeting of Stockholders of Commercial Vehicle Group, Inc. (the “Company”), held on May 11, 2023 (the “Annual Meeting”), the stockholders of the Company (i) approved a proposal electing the persons listed below to serve as directors of the Company until the 2024 Annual Meeting of Stockholders; (ii) approved, by a non-binding advisory vote, a proposal on the compensation of the Company’s named executive officers; (iii) approved, by a non-binding advisory vote, a proposal to establish the frequency of future advisory votes on executive compensation of the Company’s named executive officers to occur every 1 year (as opposed to every 2 or every 3 years), and (iv) ratified a proposal appointing KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2023.

The number of shares of common stock entitled to vote at the Annual Meeting was 33,344,744 shares, representing the number of the Company’s shares outstanding as of March 22, 2023, the record date for the Annual Meeting. The following sets forth information regarding the results of the voting on each matter at the Annual Meeting:

a. The following directors were elected for terms expiring at the Company’s Annual Meeting in 2024:

Name	Votes For	Votes Withheld	Broker Non-Votes
Roger L. Fix	16,431,367	221,596	11,258,510
Ruth Gratzke	16,438,306	214,657	11,258,510
Robert C. Griffin	16,462,519	190,444	11,258,510
J. Michael Nauman	16,456,617	196,346	11,258,510
Wayne M. Rancourt	16,566,356	86,607	11,258,510
James R. Ray	16,173,434	479,529	11,258,510

b. The non-binding advisory proposal to approve the compensation of the named executive officers was approved:

Votes For	Votes Against	Abstain	Broker Non-Votes
16,215,389	408,622	28,952	11,258,510

c. The non-binding advisory proposal to establish the frequency of future advisory votes on executive compensation of the Company’s named executive officers to occur every 1 year (as opposed to every 2 or every 3 years) was approved:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
15,298,133	148,859	1,192,366	13,605	11,258,510

d. The appointment of KPMG LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2023 was ratified:

Votes For	Votes Against	Abstain	Broker Non-Votes
27,623,507	261,466	26,500	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

May 11, 2023	By:	/s/ Aneezal H. Mohamed
	Name:	Aneezal H. Mohamed
	Title:	Chief Legal Officer